Net Pension Cost (Detail) (Pension) In Millions	12 Months Ended
	Mar. 31, 2011 USD ($)	Mar. 31, 2011 INR	Mar. 31, 2010 INR	Mar. 31, 2009 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 0.4	17.6	12.1	14.3
Interest cost	0.7	30.5	27.3	29.6
Expected return on plan assets	(0.7)	(32.8)	(30.3)	(20.3)
Actuarial (gains)/ losses	3.6	160.1	37.8	(11.3)
Net gratuity cost	$ 4.0	175.4	46.9	12.3